Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2005-D-A
Class A-1 4.3436% Asset Backed Notes
Class A-2 4.75% Asset Backed Notes
Class A-3 4.87% Asset Backed Notes
Class A-4 5.02% Asset Backed Notes
Preliminary Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust
2005-D-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SENSUB Corp., as Seller, and JP Morgan Chase Bank, N.A., as Trust Collateral Agent and Backup Servicer, dated as of November 9, 2005. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	12/01/2005					Original
Monthly Period Ending:	12/31/2005	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	12/06/2005	Initial Purchase	56,376	11/10/2005	11/17/2005	$950,001,489
Distribution Date:	01/06/2006	Sub. Purchase #1	32,396	12/15/2005	12/22/2005	$563,512,986
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	2	Total	88,772			$1,513,514,475

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance				{1}	$940,497,712

{2}	Purchase of Subsequent Receivables				{2}	563,512,986

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	29,190,146
	{4}	Collections on Receivables paid off during period	{4}	7,901,685
	{5}	Receivables becoming Liquidated Receivables during period	{5}	944,029
	{6}	Receivables becoming Purchased Receivables during period	{6}	0
	{7}	Other Receivables adjustments	{7}	2,704
	{8}	Less amounts allocable to Interest	{8}	(17,697,074)

	{9}	Total Monthly Principal Amounts			{9}	20,341,490

{10}	End of period Aggregate Principal Balance				{10}	$1,483,669,208

{11}	Pool Factor ({10} / Original Pool Balance)				{11}	98.0280818%

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{12}	Original Note Balance	{12}	$245,000,000	$321,000,000	$595,000,000	$239,000,000	$1,400,000,000

{13}	Beginning of period Note Balance	{13}	$229,986,422	$321,000,000	$595,000,000	$239,000,000	$1,384,986,422

{14}	Noteholders’ Principal Distributable Amount	{14}	20,341,490	0	0	0	20,341,490
{15}	Noteholders’ Accelerated Principal Amount from Collection Account	{15}	10,648,346	0	0	0	10,648,346
{16}	Noteholders’ Accelerated Principal Amount from Spread Account	{16}	79,072	0	0	0	79,072
{17}	Note Prepayment Amount	{17}	0	0	0	0	0
{18}	Deficiency Amount	{18}	0	0	0	0	0

{19}	End of period Note Balance	{19}	$198,917,514	$321,000,000	$595,000,000	$239,000,000	$1,353,917,514

{20}	Note Pool Factors ( {19} / {12} )	{20}	81.1908220%	100.0000000%	100.0000000%	100.0000000%	96.7083939%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{21}	Beginning of period Pre-Funding Account balance	{21}		$521,248,623
{22}	Purchase of Subsequent Receivables	{22}	(521,248,623)
{23}	Investment Earnings	{23}	1,217,895
{24}	Investment Earnings Transfer to Collections Account	{24}	(1,217,895)
{25}	Payment of Mandatory Prepayment Amount	{25}	0
{26}	Total Month Activity	{26}		(521,248,623)
{27}	End of period Pre-Funding Account balance	{27}		$0

IV.	OVERCOLLATERALIZATION AMOUNT CALCULATION
{28}	Current Distribution Date Before May 2007?				Yes
{29}	If {28} is Yes, then Overcollateralization Amount 13%					13.00%
{30}	If {28} is No, then refer to the following table	OC Amount	3mo Avg Delinquency Ratio	Cumulative Net Loss Ratio
		N/A
{31}	Overcollateralization Amount per Table if applicable					NA
{32}	Overcollateralization Amount					13.00%

V.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{33}	Total Monthly Principal Amounts	{33}		$20,341,490
{34}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{34}	1,290,792,211
{35}	Pro Forma Note Balance ({13} - {9})	{35}	1,364,644,932
{36}	Step-down Amount ( {34} - {35} )	{36}		0
{37}	Principal Distributable Amount ( {33} - {36} )	{37}		$20,341,490

VI.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{38}	Beginning of period Capitalized Interest Account balance	{38}		$1,084,995
{39}	Monthly Capitalized Interest Amount	{39}	0
{40}	Investment Earnings	{40}	4,664
{41}	Investment Earnings Transfer to Collections Account	{41}	(4,664)
{42}	Payment of Overfunded Capitalized Interest Amount - to Seller	{42}	(1,084,995)
{43}	Payment of Remaining Capitalized Interest Account - to Seller	{43}	0
{44}	Total Month Activity	{44}		(1,084,995)
{45}	End of period Capitalized Interest Account balance	{45}		$0

VII.	RECONCILIATION OF COLLECTION ACCOUNT:
	Available Funds:
	{46}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)							{46}	$37,090,189
	{47}	Liquidation Proceeds collected during period							{47}	789,536
	{48}	Purchase Amounts deposited in Collection Account							{48}	0
	{49}	Investment Earnings - Collection Account							{49}	60,905
	{50}	Investment Earnings - Transfer From Prefunding Account							{50}	1,217,895
	{51}	Investment Earnings - Transfer From Capitalized Interest Account							{51}	4,664
	{52}	Collection of Supplemental Servicing - Extension Fees							{52}	1,642
	{53}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced							{53}	31,015
	{54}	Collection of Supplemental Servicing - Late Fees							{54}	34,083
	{55}	Monthly Capitalized Interest Amount							{55}	0
	{56}	Mandatory Note Prepayment Amount							{56}	0
	{57}	Total Available Funds							{57}		39,229,929

	Distributions:
	{58}	Base Servicing Fee - to Servicer							{58}	2,362,166
	{59}	Repo and Recovery Fees - reimbursed to Servicer							{59}	31,015
	{60}	Bank Service Charges - reimbursed to Servicer							{60}	0
	{61}	Late Fees - to Servicer							{61}	34,083
	{62}	Backup Servicing fees							{62}	2,000

		Noteholders’ Interest Distributable Amount
		Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
	{63}	Class A - 1	$229,986,422	0	4.34360%	31	Actual days/360	$860,223	{63}	860,223
	{64}	Class A - 2	321,000,000	0	4.75000%	30	30/360	1,270,625	{64}	1,270,625
	{65}	Class A - 3	595,000,000	0	4.87000%	30	30/360	2,414,708	{65}	2,414,708
	{66}	Class A - 4	239,000,000	0	5.02000%	30	30/360	999,817	{66}	999,817
	{67}				Security Insurer Premiums - to AMBAC				{67}	265,456

	Noteholders’ Principal Distributable Amount
		Class	Principal Distributable	Principal Carryover	Overcollateral Utilized	Mandatory Note Prepayment		Total Principal
	{68}	Class A - 1	20,341,490	0	0	0		$20,341,490	{68}	20,341,490
	{69}	Class A - 2	0	0	0	0		0	{69}	0
	{70}	Class A - 3	0	0	0	0		0	{70}	0
	{71}	Class A - 4	0	0	0	0		0	{71}	0
	{72}	Total distributions							{72}		28,581,583

{73}	Excess Available Funds (or Spread Account Claim Amount )								{73}		10,648,346

{74}	Any Remaining Amounts owed to Ambac under the Insurance Agreement								{74}		0

{75}	Deposit to Spread Account to Increase to Required Level								{75}		0

{76}	Noteholders’ Accelerated Principal Amount from the Collection Account								{76}		10,648,346

{77}	Deposit to Spread Account								{77}		$0

VlII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{78}	Excess Available Funds for Accelerated Payment {76}	{78}	$10,648,346
{79}	Pro Forma Note Balance ({13} - {9})	{79}	1,364,644,932
{80}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{80}	1,290,792,211
{81}	Excess of Pro Forma Balance over Required Balance ({79} - {80})	{81}	73,852,721
{82}	Accelerated Principal Amount (lesser of {78} or {81})	{82}		$10,648,346

IX.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{83}	Pro Forma Note Balance ({13} - {9})	{83}	1,364,644,932
{84}	Required Pro-forma Note Bal (the product of 100%-Overcollateralization Amt {32} and the Aggregate Principal Bal {10})	{84}	1,290,792,211
{85}	Excess of Pro Forma Balance over Required Balance ({83} - {84})	{85}	73,852,721
{86}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {73} - {75}	{86}	0
{87}	Accelerated Payment Amount Shortfall ({85} - {86})	{87}		$73,852,721

X.	RECONCILIATION OF SPREAD ACCOUNT:
		Initial	Sub. Purchase #1			Total
{88}	Initial or Subsequent Spread Account Deposits	$19,000,030	$11,270,260			$30,270,290

{89}	Beginning of period Spread Account balance			{89}		$19,000,030

	Additions to Spread Account
	{90}	Deposits from Collections Account ({75} + {77})		{90}	0
	{91}	Investment Earnings		{91}	79,072
	{92}	Deposits Related to Subsequent Receivables Purchases		{92}	11,270,260
	{93}	Total Additions		{93}		11,349,332

{94}	Spread Account balance available for withdrawals			{94}		30,349,362

	Requisite Amount of Spread Account
	{95}	Initial Pool Balance times 2.0%	30,270,290	{95}	30,270,290
	{96}	If Level I Trigger exists then greater of 6.0% of Outstanding Pool Balance and 4.0% of Initial Pool Balance		{96}	0
	{97}	If Level II Trigger exists then 100% of Aggregate Ending Balance (as specified by AMBAC)		{97}	0
	{98}	Requisite Amount of Spread Account (If no Level I or Level II Trigger exists, {95})		{98}		30,270,290

	Withdrawals from Spread Account
	{99}	Spread Account Claim Amount		{99}	0
	Any Amounts owed to the Trust Collateral Agent not paid from Collection Account
	{100}	Accelerated Payment Amount Shortfall =	73,852,721	{100}	79,072
	{101}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount		{101}	0
	{102}	Costs of Maintaining Security Interest not paid by Servicer		{102}	0
	{103}	To any replacement servicer any accrued and unpaid replacement servicer fees, transition costs or additional compensation		{103}	0
	{104}	Any Amounts owed to the Insurer not paid from Collection Account		{104}	0
	{105}	Indemnification Amounts paid by the Servicer to the Backup Servicer		{105}	0
	{106}	Remaining Funds - Holder(s) of the Certificates		{106}	0
	{107}	Total withdrawals		{107}		79,072

{108}	End of period Spread Account balance			{108}		30,270,290

XI.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{109}	Aggregate Principal Balance	{109}	1,483,669,208
	{110}	End of period Note Balance	{110}	1,353,917,514
	{111}	Line {109} less line {110} (During Funding Period amount equal to zero)	{111}	129,751,694
	{112}	OC level {111} / {109}	{112}	8.75%
	{113}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({108} / {109)	{113}	2.04%
	{114}	OC Percentage ({112} + {113})	{114}		10.79%

By:	/s/Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	January 3, 2006

AmeriCredit Automobile Receivables Trust 2005-D-A
Class A-1 4.3436% Asset Backed Notes
Class A-2 4.75% Asset Backed Notes
Class A-3 4.87% Asset Backed Notes
Class A-4 5.02% Asset Backed Notes
Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2005-D-A, as Issuer, AmeriCredit Financial Services,  Inc., as Servicer,  AFS SENSUB Corp., as Seller, and JP Morgan Chase Bank, N.A., as Trust Collateral Agent and Backup Servicer, dated as of November 9, 2005. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	12/01/2005
Monthly Period Ending:	12/31/2005
Prev. Distribution/Close Date:	12/06/2005
Distribution Date:	01/06/2006
Days of Interest for Period:	31
Days in Collection Period:	31
Months Seasoned:	2

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{1}	Original Note Balance	{1}	$245,000,000	$321,000,000	$595,000,000	$239,000,000	$1,400,000,000

{2}	Preliminary End of period Note Balance	{2}	$198,917,514	$321,000,000	$595,000,000	$239,000,000	$1,353,917,514

{3}	Deficiency Amount	{3}	0	0	0	0	0

{4}	End of period Note Balance	{4}	$198,917,514	$321,000,000	$595,000,000	$239,000,000	$1,353,917,514

{5}	Note Pool Factors {4} / {1}	{5}	81.1908220%	100.0000000%	100.0000000%	100.0000000%	96.7083939%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance	{6}	$30,270,290

{7}	Spread Account Claim Amount from preliminary certificate	{7}	0

{8}	End of period Spread Account balance	{8}	$30,270,290

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{9}	Original Number of Receivables	{9}	56,376
{10}	Beginning of period number of Receivables	{10}	0	56,096
{11}	Number of Subsequent Receivables Purchased	{11}	32,396	32,396
{12}	Number of Receivables becoming Liquidated Receivables during period	{12}	93	64
{13}	Number of Receivables becoming Purchased Receivables during period	{13}	0	0
{14}	Number of Receivables paid off during period	{14}	774	523
{15}	End of period number of Receivables	{15}	87,905	87,905

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables	{16}	17.09%	17.09%	17.03%
{17}	Weighted Average Remaining Term of the Receivables	{17}	64.00	62.85	62.67
{18}	Weighted Average Original Term of Receivables	{18}	65.00	65.00	65.00
{19}	Average Receivable Balance	{19}	$16,851	$16,766	$16,878
{20}	Aggregate Realized Losses	{20}	$0	$78,187	$232,680

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
	{21}	31-60 days	{21}	1,817	$29,887,610	1.99%
	{22}	61-90 days	{22}	216	3,326,097	0.22%
	{23}	over 90 days	{23}	3	36,028	0.00%
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{24}	2,036	$33,249,735	2.21%

VI.	PERFORMANCE TESTS:

Delinquency Ratio
{25}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({22} + {23})	{25}	$3,362,125
{26}	Beginning of period Principal Balance	{26}	1,504,010,698
{27}	Delinquency Ratio {25} divided by {26}	{27}		0.22%
{28}	Previous Monthly Period Delinquency Ratio	{28}		0.01%
{29}	Second previous Monthly Period Delinquency Ratio	{29}		0.00%
{30}	Average Delinquency Ratio ({27} + {28} + {29}) / 3	{30}		0.07%

{31}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.25% )	{31}		yes

Cumulative Net Loss Rate
{32}	Receivables becoming Liquidated Receivables during period	{32}	$944,029
{33}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{33}
{34}	Liquidation Proceeds collected during period	{34}	(789,536)
{35}	Net Losses during period {32} + {33} + {34}	{35}	154,493
{36}	Net Losses since Initial Cut-off Date (Beginning of Period)	{36}	78,187
{37}	Original Aggregate Principal Balance	{37}	1,513,514,475
{38}	Cumulative Net Loss Rate ({35} + {36}) / {37}	{38}		0.01%

{39}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 2.13%.)	{39}		yes

Extension Rate
{40}	Principal Balance of Receivables extended during current period	{40}	$341,141
{41}	Beginning of Period Aggregate Principal Balance	{41}	1,504,010,698
{42}	Extension Rate {40} divided by {41}	{42}		0.02%
{43}	Previous Monthly Extension Rate	{43}		0.18%
{44}	Second previous Monthly Extension Rate	{44}		0.00%

{45}	Average Extension Rate ({42} +{43} +{44}) / 3	{45}		0.06%

{46}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4.00%.)	{46}		yes

By:	/s/Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	January 3, 2006